UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22329

Nuveen Mortgage Opportunity Term Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Attractive Distribution and Return Potential from a Portfolio
Consisting Primarily of Mortgage-Backed Securities

Semi-Annual Report

June 30, 2010

Nuveen Mortgage Opportunity Term Fund

JLS

Nuveen Mortgage Opportunity Term Fund 2

JMT

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp's FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman's
Letter to Shareholders

Dear Shareholder,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen website for the most recent information on your Nuveen Fund at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 17, 2010

Nuveen Investments

Portfolio Manager's Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)

The investment adviser for both Funds is Nuveen Asset Management (NAM), an affiliate of Nuveen Investments. NAM is responsible for determining each Fund's overall investment strategy and monitoring the performance of Wellington Asset Management, LLP, the sub-adviser for both Funds.

Wellington Management has responsibility for implementing each Fund's direct investments in mortgage-backed securities and other permitted investments. Michael Garrett, serves as portfolio manager for the Funds. He has 18 years of corporate finance and investment management experience and joined Wellington in 1999.

Here Michael talks about his management strategy and the performance of the Funds for during the reporting period ended June 30, 2010.

What key strategies were used to manage the Funds during this period?

Both Funds seek to generate attractive total returns by investing in a diverse portfolio of Mortgage-Backed Securities (MBS), consisting primarily of non-agency Residential MBS (RMBS) and Commercial MBS (CMBS). Under normal circumstances, both Funds will invest at least 80% of their managed assets in MBS, both directly and also indirectly through a private feeder fund that invests alongside the U.S. Treasury (UST) in a master fund organized to invest directly in MBS and other assets eligible under the UST's Public-Private Investment Program (PPIP). Both JLS and JMT are effectively leveraged through their investment in the PPIP fund, and may be leveraged directly as well up to a maximum effective leverage of 33% of total net assets. The Funds currently have a limited term of 10 years, at which time all net assets will be distributed to shareholders of record.

As we sought to invest the money raised during the Funds' initial public offerings, we believed that valuations are less compelling for CMBS relative to non-agency RMBS and we have positioned both Funds accordingly. During this period, we deployed capital within non-agency residential credit into Prime and Alt-A RMBS, where we continued to find what we thought were attractive opportunities from a loss-adjusted yield perspective. We also found select opportunities in subprime RMBS, based on current valuations as the market had already priced in significant further deterioration. Performance of non-agency securities will typically vary widely across collateral type, geography and distress level, but we continued to believe that there are compelling investment opportunities in this sector. RMBS are somewhat "orphan securities" because most have been downgraded to below investment grade debt ratings and are not a constituent part of any market index. Thus, they have no natural sponsors or buyers, unlike CMBS. This

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1.  JLS since inception return is from 11/25/09. JMT since inception return is from 2/24/10. The Barclays Capital U.S. Aggregate Bond Index since inception return is from 11/30/09 for JLS and 2/28/10 for JMT.

2.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

"orphan" status created some attractive opportunities for long-term investors that could withstand near-term ratings volatility.

Strong technical factors continue to be supportive of the commercial real estate market and we remained constructive on the sector. Within the CMBS sector, we maintained our bias towards the top of the capital structure, as we continued to believe there were attractive opportunities on a loss-adjusted basis among senior tranches with strong collateralization. A positive development for commercial real estate (CRE) was that capital markets improved during the period and financing emerged for the highest-quality CRE properties. This development was clearly a positive for the market as a whole; however, we remained concerned about lower quality properties in the face of flat or declining net operating income. In this area, valuations fell at the same time that capitalization rates increased, putting continued pressure on the ability of these properties to refinance. As a result, there was limited supply of institutional quality commercial properties and this supply/demand imbalance has helped support valuations for the better performing CRE properties.

Nevertheless, despite strong recent performance, commercial real estate fundamentals continued to bump along at what we believed to be the bottom in terms of valuations. Since the late 2007 peak, CRE valuations as measured the Moody's/REAL Commercial Property Price Index (CPPI) are down 40% or roughly back to 2003 levels. Prices, however, are currently 5% above the recession low recorded in October 2009, and we think the most dramatic declines are behind us.

How did the Funds perform over this period?

The performance of JLS and JMT, as well as a general market index, is presented in the accompanying table.

Cumulative Total Returns on Net Asset Value

For periods ended 6/30/10

	6-Month	Since Inception[1]
JLS	5.87%	5.94%
Barclays Capital U.S. Aggregate Bond Index[2]	5.33%	3.69%
JMT	N/A	3.31%
Barclays Capital U.S. Aggregate Bond Index[2]	5.33%	3.36%

All returns are cumulative.

For the six-month reporting period, JLS outperformed the Barclays Capital U.S. Aggregate Bond Index. For the four-month since inception reporting period, JMT underperfromed the Barclays Capital U.S. Aggregate Bond Index.

For period ended June 30, 2010, performance for both Funds was positive on an absolute basis across all sectors and asset classes. In particular, both Funds generated attractive total returns with strong performance from their non-agency RMBS and CMBS holdings. The non-agency RMBS sector was the largest contributor to total returns, with its Prime and Alt-A holdings contributing the most. Each Fund's allocation to CMBS also was additive to absolute return. In addition, the Funds benefited from the income generated by its allocation to agency MBS pass-through securities, which were duration-hedged.

Nuveen Investments

Fund Snapshot

Share Price	$23.79
Net Asset Value (NAV)	$24.42
Premium/(Discount) to NAV	-2.58%
Current Distribution Rate[1]	8.70%
Net Assets (000)	$386,613

Cumulative Total Returns

(Inception 11/25/09)

	On Share Price	On NAV
6-Month (Cumulative)	-1.41%	5.87%
Since Inception	-1.41%	5.94%

Key Portfolio Statistics

Average Coupon	4.93%
Average Life (Years)	3.82
Spread Duration (Years)[2]	2.11
Average Credit Quality[3]	Ba3

Portfolio Allocation

(as a % of total Fund investments)5

Mortgage-Backed Securities	75.5%
PPIP Limited Partnership[4]	10.4%
Short-Term Investments	14.1%

JLS

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund

  as of June 30, 2010

Aggregate Sector Allocation (as a % of total investment exposure)5

2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management. The Fund's average spread duration reflects the spread durations of bonds held in the Master PPIP Fund, in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund's average credit quality is the market value weighted average of the numerical equivalent of the lower of either Standard & Poor's or Moody's credit rating, as available, of each rated bond. This figure excludes cash equivalents, leverage and investments in derivatives. The Fund's average credit quality includes the impact of the Fund's pro-rated indirect ownership of bonds held in the Master PPIP Fund. Holdings and their ratings will change over time. The average rating does not reflect the broader variation of ratings in the portfolio.

4 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management Company, LLP ("Wellington Management"). The Feeder PPIP Fund invests all of its assets in a master fund (the "Master PPIP Fund") that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

5 Excluding investments in derivatives.

Nuveen Investments

JMT

Performance

OVERVIEW

Nuveen Mortgage Opportunity Term Fund 2

  as of June 30, 2010

Aggregate Sector Allocation (as a % of total investment exposure)5

2010 Distributions Per Share

Share Price Performance — Weekly Closing Price

1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Nominal spread duration is a measure of a mortgage-backed security's or fund's susceptibility to price changes resulting from changes in interest rates in the open market for that type of security or fund. The Fund's average spread duration is the market value weighted average of the spread duration of each fund portfolio investment, excluding cash equivalents, leverage and investments in derivatives. A bond's spread duration is defined as the projected percent price change of the bond given a 100 basis point move in its yield spread relative to a comparable maturity Treasury security. Spreads can "widen" or "tighten" relative to comparable duration Treasury securities. A "widening" occurs when spreads increase and would likely result in a price decline for a security (or portfolio) with positive spread duration. A "tightening" occurs when spreads decrease and would likely result in a price increase for a security (or portfolio) with positive spread duration. The Fund relies on holding-specific spread durations as projected and reported by the Fund's sub-adviser, Wellington Management. The Fund's average spread duration reflects the spread durations of bonds held in the Master PPIP Fund, in which the Fund has indirectly invested. Spread duration is merely a projection and may not accurately reflect a bond's or a fund's actual price changes as a result of changes in market interest rates.

3 The Fund's average credit quality is the market value weighted average of the numerical equivalent of the lower of either Standard & Poor's or Moody's credit rating, as available, of each rated bond. This figure excludes cash equivalents, leverage and investments in derivatives. The Fund's average credit quality includes the impact of the Fund's pro-rated indirect ownership of bonds held in the Master PPIP Fund. Holdings and their ratings will change over time. The average rating does not reflect the broader variation of ratings in the portfolio.

4 The Fund is a limited partner in a private feeder fund (the "Feeder PPIP Fund") organized by Wellington Management Company, LLP ("Wellington Management"). The Feeder PPIP Fund invests all of its assets in a master fund (the "Master PPIP Fund") that has been organized by Wellington Management to invest directly in mortgage-backed securities and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of Treasury.

5 Excluding investments in derivatives.

Fund Snapshot

Share Price	$23.25
Net Asset Value (NAV)	$24.32
Premium/(Discount) to NAV	-4.40%
Current Distribution Rate[1]	8.62%
Net Assets (000)	$116,830

Cumulative Total Returns

(Inception 2/24/10)

	On Share Price	On NAV
Since Inception	-5.67%	3.31%

Key Portfolio Statistics

Average Coupon	5.13%
Average Life (Years)	4.11
Spread Duration (Years)[2]	1.87
Average Credit Quality[3]	Ba2

Portfolio Allocation

(as a % of total Fund investments)5

Mortgage-Backed Securities	65.2%
PPIP Limited Partnership[4]	12.0%
Short-Term Investments	22.8%

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund

Portfolio of INVESTMENTS

  June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 84.6%
	Residential – 84.6%
$5,370	ACE Securities Corporation, Asset Backed Pass-Through Certificates Series 2007-HE	0.467%	12/25/36	Caa1	$3,557,825
3,885	Aesop Funding II LLC, 144A	4.640%	5/20/16	AAA	4,030,092
1,835	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E	8.660%	10/10/17	BB	1,867,014
10,520	Asset Backed Funding Corporation, Asset Backed Certificates, Series 2006-OPT3	0.503%	11/25/36	Caa3	5,024,979
1,000	Asset Backed Funding Corporation, Asset-Backed Certificates Series 2006-OPT1	0.583%	9/25/36	A	527,528
1,205	Banc of America Commercial Mortgage Inc, Commercial Mortgage Pass-Through Certificates Series 2007-4	6.002%	2/10/51	BBB	1,035,219
2,130	Banc of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Aa2	1,792,794
4,097	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.937%	6/25/47	CCC	3,201,822
7,727	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	5.563%	10/25/36	CCC	5,256,273
7,735	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	3.735%	10/25/35	BB	6,348,455
10,436	Bear Stearns Alt-A Trust, Mortgage Pass- Through Certificates, Series 2006-8	0.507%	6/25/46	Caa3	4,617,322
6,463	Bear Stearns ARM Trust, Mortgage Pass Through Certificates, Series 2007-1	5.366%	2/25/47	CCC	4,280,426
3,300	Bear Stearns Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28	5.835%	9/11/42	A+	2,943,027
5,000	Carrington Securities LP, Mortgage Loan Trust Assset-Backed Pass-Through Certificates Series 2007-HE1	0.497%	6/25/37	A+	3,237,545
5,334	Citgroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR4	5.528%	2/25/37	CCC	3,948,999
2,193	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	5.563%	3/25/36	Caa3	1,729,641
6,158	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, sEROES 2005-3	3.239%	8/25/35	Ba2	4,359,099
4,892	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.746%	11/25/36	CCC	3,026,977
6,237	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR7	5.496%	11/25/36	CCC	3,646,731
3,822	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.851%	7/25/37	BB	2,793,767
1,572	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-J11	6.000%	10/25/35	CCC	1,108,686
748	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	B	655,599
4,500	Countrywide Asset-Backed Certificates Trust 2006-22	0.457%	5/25/37	A-	3,920,119
8,428	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.497%	3/25/47	B-	5,485,031
10,252	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.597%	4/25/36	BB-	8,572,571
5,702	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	5.548%	3/25/36	CCC	3,723,643
4,940	Dominos Pizza Master Issuer LLC, Series 2007-1	5.261%	4/25/37	BBB-	4,574,583
66	Federal National Mortgage Association 878334	6.000%	5/01/36	AAA	72,018
46	Federal National Mortgage Association 933166	6.000%	11/01/37	AAA	49,674
70	Federal National Mortgage Association 972305	6.000%	2/01/38	AAA	76,269
250	Federal National Mortgage Association 988936	6.000%	8/01/38	AAA	271,906
85	Federal National Mortgage Association AD0208	6.000%	8/01/39	AAA	92,653

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$24,300	Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	$26,357,918
18,000	Federal National Mortgage Association (MDR) (WI/DD)	6.500%	TBA	AAA	19,715,634
6,501	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates Series 2006-FA3	6.000%	7/25/36	Caa1	5,451,705
5,164	First Horizon Alternative Mortgage Securities, Mortage Pass-Through Certificates, Series 2006-FA3	6.000%	7/25/36	Caa1	4,173,718
459	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.833%	5/25/37	CCC	369,846
4,678	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.805%	8/25/37	CC	3,568,415
32,065	Freddie Mac Mortgage Pool 3179	6.270%	7/15/36	AAA	4,211,875
7,107	Freddie Mac Multi-Class Certificates, Series 3175	6.800%	6/15/36	AAA	986,899
9,741	Freddie Mac Multiclass Certificates, Series 3351	6.320%	12/15/36	AAA	1,191,812
16,790	Freddie Mac Multiclass Certificates, Series 3411	6.650%	8/15/36	AAA	1,884,804
23,803	Freddie Mac Multiclass Certificates, Series 3415	5.950%	8/15/35	AAA	2,555,173
21,273	Freddie Mac Multi-Class Certificates, Series 3591	6.050%	6/15/39	AAA	2,058,691
17,382	Freddie Mac Multi-Class Certificates, Series 3591	5.850%	10/15/39	AAA	1,693,615
2,870	Freddie Mac Structured Pass Through Certificates Series 2010-K006	5.357%	12/26/46	AAA	2,474,801
5,411	GMAXM Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2005-AF2	6.000%	12/25/35	CC	4,004,484
5,400	Goldman Sachs GSAA Home Equity Trust Asset-Backed Certificates Trust 2007-1	0.427%	2/25/37	Caa1	2,598,936
2,760	Goldman Sachs Mortgage Company, GSAMP Mortgage Pass-Through Certificates, Series 2006-FM3	0.577%	11/25/36	CCC	1,017,354
1,000	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-GG5.11	5.224%	4/10/37	Aaa	1,028,770
5,054	GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-AR2	5.634%	4/25/36	CCC	3,796,980
7,103	GSR Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-AR2	5.689%	5/25/47	CCC	5,318,792
5,300	HSI Asset Securitization Corporation, Mortgage Pass-Through Certificates, Series 2006-HE1	0.457%	10/25/36	CCC	2,206,297
4,015	IndyMac INDA Mortgage Loan Trust 2006- AR1, Pass-Through Certificates	5.847%	8/25/36	AAA	3,896,536
7,388	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	6.088%	7/25/37	B2	6,154,772
1,569	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	5.373%	6/25/37	CCC	1,241,447
7,525	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.133%	8/15/42	A2	6,406,966
4,183	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8	5.440%	5/15/45	Aaa	3,641,974
3,300	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20	5.900%	2/12/51	Aaa	2,821,753
6,579	LB UBS Commercial Mortgage Trust Series 2007-C2, Pass Through Certificates	5.493%	2/15/40	BBB	5,441,571
2,600	LB UBS Commercial Mortgage Trust, Series 2005-C5	5.017%	9/15/40	A+	2,425,095
7,512	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	5,845,996
1,466	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.475%	6/25/37	CCC	1,037,877
1,326	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset Backed Certificates, Series 2007-MLN1	0.453%	3/25/37	Caa1	834,945
9,065	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Notes, Series 2005-A9	5.127%	12/25/35	B+	6,165,619
5,000	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-LC1	5.324%	1/12/44	Aa2	4,447,182
2,402	Morgan Stanley Capital I Inc., Mortgage Pass-Through Certificates, Series Series 2006-7	6.141%	6/25/36	CCC	1,405,583
1,635	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	1,524,428
4,600	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25	5.544%	11/12/49	Aaa	4,020,482
4,693	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	4.962%	3/25/36	CCC	2,841,298

Nuveen Investments

JLS

Nuveen Mortgage Opportunity Term Fund (continued)

Portfolio of Investments June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$2,686	Nomura Asset Acceptance Corporation, Alternative Loan Trust Mortgage Pass-Through Certificates Series 2005-AR4	3.228%	8/25/35	Baa3	$1,806,224
3,400	NovaStar Mortgage Funding Corporation, Home Equity Loan Asset-Backed Certificates, Series 2007-2	0.527%	9/25/37	B1	1,049,062
5,000	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	6.998%	9/25/37	B3	2,527,405
3,697	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QA6	3.976%	5/25/35	CCC	2,476,147
7,951	Residential Asset Mortgage Products Inc, GMACM Mortgage Pass-Through Certificates Series 2005-AR5	3.894%	9/19/35	CCC	6,322,338
3,626	Residential Asset Securitization Trust 2006-A7CB	6.500%	7/25/36	Caa3	2,056,587
5,508	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates Series 2007-SA3	5.727%	7/27/37	CC	3,893,606
3,545	Residential Funding Mortgage Securities I Inc., Mortgage Pass Through Certificates, Series 2006-SA3	5.958%	9/25/36	CCC	2,717,022
4,699	Residential Funding Mortgage Securities I, Mortgage Pass-Through Securities Series 2006-S1	5.750%	1/25/36	CCC	3,596,247
5,424	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.646%	4/25/37	Caa3	3,716,654
4,858	Residential Funding Mortgage Securities Inc. Mortgage Pass-Through Certificates Series 2006-SA2	5.842%	8/25/36	CCC	4,121,107
5,609	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.510%	2/20/47	CCC	4,380,975
4,233	Sonic Capital LLC	5.096%	12/20/31	Baa2	4,113,724
5,106	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-2	5.573%	4/25/37	CCC	3,870,919
1,511	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.962%	7/25/14	B3	1,156,354
2,920	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.950%	10/25/37	B3	2,321,269
7,740	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.732%	2/25/37	CCC	5,674,904
625	Wachovia Bank Commercial Mortgage Trust, Commericial Mortgage Pass-Through Certificates, Serioes 2007-C31	5.509%	4/15/47	Aaa	586,976
1,266	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS9	7.470%	4/25/33	A	1,178,870
4,509	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2006-5	6.000%	7/25/36	Caa2	3,051,398
6,593	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.540%	12/25/36	CCC	4,837,012
2,363	Wells Fargo Alternative Loan Trust, Mortgage Asset-Backed Pass-Through Certificates Series 2007-PA6	6.366%	12/28/37	CCC	1,698,748
1,166	Wells fargo Mortgage Backed Securities Trust 2006-AR17, Mortgage Pass Through Certificates	5.200%	10/25/36	CCC	945,608
562	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.572%	10/25/36	CCC	462,787
2,451	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR10	5.491%	7/25/36	CCC	1,935,810
740	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	6.005%	9/25/36	Caa1	678,166
1,438	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR12	5.878%	9/25/36	Caa2	1,161,221
2,396	Wells Fargo Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2006-AR8	4.759%	4/25/36	BB	2,029,248
534,639	Total Residential				327,014,718
$534,639	Total Mortgage-Backed Securities (cost $319,771,409)				327,014,718
	PPIP Limited Partnership – 11.7%
$–	Wellington Management Legacy Securities PPIF, LP (3)	N/A	N/A	N/A	$45,135,573
$–	Total PPIP Limited Partnership (cost $42,978,596)				45,135,573

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 15.8%
$61,099	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $61,099,072, collateralized by $59,905,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $62,325,162	0.000%	7/01/10	$61,099,072
	Total Short-Term Investments (cost $61,099,072)			61,099,072
	Total Investments (cost $423,849,077) – 112.1%			433,249,363
	Other Assets Less Liabilities – (12.1)%			(46,636,452)
	Net Assets – 100%			$386,612,911

Investments in Derivatives

Futures Contracts outstanding at June 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(437)	9/10	$(95,627,891)	$(454,443)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (3)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2

Portfolio of INVESTMENTS

  June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Mortgage-Backed Securities – 73.0%
	Residential – 73.0%
$1,165	Aesop Funding II LLC, 144A	4.640%	5/20/16	AAA	$1,208,509
610	AmeriCredit Automobile Receivables Trust Series 2010-2 Class E	8.660%	10/10/17	BB	620,642
1,120	Banc of America Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-7	6.226%	10/25/36	CCC	716,783
1,205	Banc of America Commercial Mortgage Inc, Commercial Mortgage Pass-Through Certificates Series 2007-4	6.002%	2/10/51	BBB	1,035,219
1,370	Banc of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-6	5.390%	10/10/45	Aa2	1,153,112
531	Bear Stearns Adjustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2007-4	5.937%	6/25/47	CCC	414,664
3,196	Bear Stearns Adjustable Rate Mortgage Trust, Pass Through Certificates, Series 2006-4	5.563%	10/25/36	CCC	2,173,994
2,895	Bear Stearns Adustable Rate Mortgage Trust, Mortgage Pass-Through Certificate Series 2005-10	3.735%	10/25/35	BB	2,376,054
975	Bear Stearns Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-TOP28	5.835%	9/11/42	A+	869,531
289	Citigroup Mortgage Loan Inc., Mortgage Pass Through Certificates, Series 2006- AR2	5.563%	3/25/36	Caa3	227,584
226	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, Series 2007-AR1	0.567%	1/25/37	Caa1	114,275
951	Citigroup Mortgage Loan Trust Inc., Mortgage Pass-Through Certificates, sEROES 2005-3	3.239%	8/25/35	Ba2	673,449
858	Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificatesm Series 2007-AR8	5.851%	7/25/37	BB	626,981
955	CitiMortgage Alternative Loan Trust, Senior and Subrodinated REMIC Pass Through Certificates, Series 2007-A6	6.000%	6/25/37	Caa2	653,533
633	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-85CB	5.250%	2/25/21	B3	573,472
983	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-25CB	0.947%	10/25/36	Caa1	567,174
1,090	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.750%	5/25/36	Caa1	719,973
1,169	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2006-6CB	5.500%	5/25/36	Caa1	722,788
888	Countrywide Alternative Loan Trust, Securitization Pass-Through Certificates Series 2007-HY5R	5.544%	3/25/47	B	777,829
1,406	Countrywide Alternative Trust, Mortgage Pass-Through Certificates, Series 2007-18CB	0.817%	8/25/37	CCC	870,691
3,163	Countrywide Asset-Backed Certificates Trust, Series 2006-17	0.497%	3/25/47	B-	2,058,430
3,357	Countrywide CHL Mortgage Pass-Through Trust 2006-HYB1	5.237%	3/20/36	CCC	2,050,459
1,500	Countrywide CHL Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates, Series 2006-19	6.000%	1/25/37	Caa2	1,301,813
961	Countrywide Home Loans, Asset-Backed Certificates Trust, Series 2005-13	0.597%	4/25/36	BB-	803,854
2,566	Countrywide Home Loans, CHL Mortgage Pass-Through Certificates Trust 2007-21	6.250%	2/25/38	CCC	2,309,065
2,389	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates Series 2007-3	5.746%	4/25/37	Caa1	1,332,365
928	Credit Suisse First Boston Mortgage Acceptance Corporation, Adjustable Rate Mortgage-Backed Pass Through Certifcates Series 2005-12	5.548%	3/25/36	CCC	606,273
1,560	Dominos Pizza Master Issuer LLC, Series 2007-1	5.261%	4/25/37	BBB-	1,444,605

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$9,280	Federal National Mortgage Association Guaranteed REMIC Pass-Through
	Certificates Trust 2010-4	5.903%	2/25/40	AAA	$1,168,381
12,500	Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	13,503,913
846	First Horizon Alternative Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2007-FA2	5.500%	4/25/37	CCC	617,365
535	First Horizon Mortgage Pass-Through Certificates Trust, Series 2007-AR1	5.833%	5/25/37	CCC	431,109
319	First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2007-AR2	5.805%	8/25/37	CC	243,246
9,482	Freddie Mac Multiclass Certificates, Series 3351	6.320%	12/15/36	N/R	1,160,130
6,273	Freddie Mac Multiclass Certificates, Series 3411	6.650%	8/15/36	AAA	704,213
9,257	Freddie Mac Multiclass Certificates, Series 3415	5.950%	8/15/35	AAA	993,678
8,076	Freddie Mac Multi-Class Certificates, Series 3591	6.050%	6/15/39	AAA	781,540
835	Freddie Mac Structured Pass Through Certificates Series 2010-K006	5.357%	12/26/46	AAA	720,021
39	Goldman Sachs Mortgage Securities Corporation, GSR Mortgage Loan Trust, Mortgage Pass-Through Certificates Series 2007-AR1	5.828%	3/25/47	CCC	29,615
1,500	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certifcates Series 2007-GG9	5.475%	3/10/39	Aaa	1,195,432
2,763	GSR Mortgage Loan Trust, Mortgage Pass- Through Certificates, Series 2006-AR2	5.634%	4/25/36	CCC	2,076,212
246	IndyMac INDA Mortgage Loan Trust 2006- AR1, Pass-Through Certificates	5.847%	8/25/36	AAA	238,663
2,762	IndyMac INDA Mortgage Loan Trust Series 2007-AR3	6.088%	7/25/37	B2	2,300,712
1,143	IndyMac INDX Mortgage Loan Trust 2006-AR3	3.272%	3/25/36	Caa2	594,511
3,365	IndyMac INDX Mortgage Loan Trust, Series 2005-AR23	5.099%	11/25/35	Caa1	2,328,876
1,440	IndyMac INDX Mortgage Loan Trust, Series 2006-AR27	0.537%	10/25/36	CCC	757,008
1,008	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass-Through Certificates. Series 2006-WMC2	0.348%	7/25/36	B3	789,385
464	JPMorgan Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-A4	5.373%	6/25/37	CCC	367,041
1,575	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2005-LDP3	5.133%	8/15/42	A2	1,340,993
870	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16	5.593%	5/12/45	Aaa	715,788
975	JPMorgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20	6.103%	2/12/51	Aaa	833,700
676	JPMorgan Chase Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C2	6.068%	2/12/51	Aaa	654,752
535	JPMorgan Mortgage Acquisition Trust, Asset-Backed Pass Through Certificates, Series 2007-CH3	0.497%	3/25/37	Ba2	300,707
2,678	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-2	5.800%	8/25/36	Caa2	2,083,628
209	Merrill Lynch Mortgage Backed Securities Trust, Mortgage Loan Asset Backed Notes, Series 2007-3	5.475%	6/25/37	CCC	148,268
737	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-A6	0.627%	7/25/35	B-	621,884
50	Merrill Lynch Mortgage Investors Trust, Mortgage Loan Asset-Backed Notes, Series 2005-A9	5.127%	12/25/35	B+	34,008
2,000	Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14	5.876%	4/15/49	Aaa	1,387,712
460	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-HQ13	5.569%	12/15/44	A+	428,891
376	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2006-3AR	4.938%	3/25/36	CCC	227,732
3,020	Morgan Stanley Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-13	6.000%	10/25/37	CCC	2,241,018
525	Nomura Asset Acceptance Corporation, Alternative Loan Trust, Mortage Pass Through Certificates, Series 2005-AP3	5.607%	8/25/35	Ba3	353,369
2,204	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2007-3	7.238%	9/25/37	B3	1,225,575
904	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 1006-QS10	0.647%	8/25/36	Caa1	542,884
907	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS8	6.000%	6/25/37	CCC	549,171
476	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass Through Certificates, Series 2007-QS2	6.250%	1/25/37	Caa2	302,494

Nuveen Investments

JMT

Nuveen Mortgage Opportunity Term Fund 2 (continued)

Portfolio of Investments June 30, 2010 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Residential (continued)
$1,502	Residential Accredit Loans Inc., RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA1	5.911%	1/25/36	Caa2	$845,436
586	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS15	6.500%	10/25/36	Caa2	381,758
308	Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS8	0.797%	8/25/36	Caa2	146,915
1,796	Residential Asset Securitization Trust Series 2007-A9	6.250%	9/25/37	CCC	1,229,149
323	Residential Funding Mortgage Securities I Inc., Mortgage Pass-Through Certificates, Series 2005-SA4	5.202%	9/25/35	Caa1	281,028
622	Residential Funding Mortgage Securities I,Mortgage Pass Through Certificates, Series 2007-SA2	5.646%	4/25/37	CCC	456,274
415	Sequoia Mortgage Trust, Mortgage Pass Through Certificates, Series 2007-3	5.698%	7/20/37	CCC	294,447
1,734	Sequoia Mortgage Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.510%	2/20/47	CCC	1,354,851
1,362	Sonic Capital LLC	5.096%	12/20/31	Baa2	1,323,407
618	Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-9	6.006%	9/25/37	CCC	389,752
147	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificate Series 2007-4	5.962%	7/25/14	B3	112,751
2,896	SunTrust Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1	5.732%	2/25/37	CCC	2,123,245
2,930	Washington Mutual Mortgage Securities Corporation, Pass Through Certificates, Series 2006-AR	5.540%	12/25/36	CCC	2,149,463
171	Wells Fargo Mortgage Backed Securities Trust, Mortgage Pass-Through Certificates Series 2006-AR16	5.572%	10/25/36	CCC	141,155
145,659	Total Residential				85,226,377
$145,659	Total Mortgage-Backed Securities (cost $83,765,992)				85,226,377
	PPIP Limited Partnership – 13.4%
$–	Wellington Management Legacy Securities PPIF, LP (3)	N/A	N/A	N/A	$15,698,420
$–	Total PPIP Limited Partnership (cost $15,002,475)				15,698,420
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 25.5%
$29,833	Repurchase Agreement with State Street Bank, dated 6/30/10, repurchase price $29,833,152, collateralized by $30,155,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $30,432,426	0.000%	7/01/10		$29,833,152
	Total Short-Term Investments (cost $29,833,152)				29,833,152
	Total Investments (cost $128,601,619) – 111.9%				130,757,949
	Other Assets Less Liabilities – (11.9)%				(13,928,407)
	Net Assets – 100%				$116,829,542

Investments in Derivatives

Futures Contracts outstanding at June 30, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	Short	(131)	9/10	$(28,666,485)	$(136,229)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade.

  (3)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

  PPIP  Public-Private Investment Program.

  TBA  To be announced. Maturity date not known prior to settlement of this transaction.

  MDR  Denotes investment is subject to dollar roll transactions.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

  N/A  Not applicable.

  N/R  Not rated

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  June 30, 2010 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)
Assets
Investments, at value (cost $319,771,409 and $83,765,992, respectively)	$327,014,718	$85,226,377
PPIP Limited Partnership, at value (cost $42,978,596 and $15,002,475, respectively)	45,135,573	15,698,420
Short-term investments (at cost, which approximates value)	61,099,072	29,833,152
Cash	—	52
Deposit with brokers for open futures contracts	349,600	104,800
Receivables:
Interest	1,690,980	476,121
Investments sold	—	1,613,789
Paydowns	87,645	—
Variation margin on futures contracts	20,484	6,140
Other assets	6,506	—
Total assets	435,404,578	132,958,851
Liabilities
Payables:
Dividends	2,481,919	351,742
Investments purchased	45,778,500	15,436,712
Accrued expenses:
Management fees	388,668	120,603
Other	142,580	220,252
Total liabilities	48,791,667	16,129,309
Net assets	$386,612,911	$116,829,542
Shares outstanding	15,833,756	4,804,200
Net asset value per share outstanding	$24.42	$24.32
Net assets consist of:
Shares, $.01 par value per share	$158,338	$48,042
Paid-in surplus	377,069,722	114,412,233
Undistributed (Over-distribution of) net investment income	7,662	9,363
Accumulated net realized gain (loss)	431,346	339,803
Net unrealized appreciation (depreciation)	8,945,843	2,020,101
Net assets	$386,612,911	$116,829,542
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Six Months Ended June 30, 2010 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)*
Investment Income	$15,765,578	$2,197,856
Expenses
Management fees	2,260,703	486,112
Shareholders' servicing agent fees and expenses	798	4,624
Custodian's fees and expenses	40,153	13,688
Trustees' fees and expenses	10,848	1,344
Professional fees	62,375	43,630
Shareholders' reports – printing and mailing expenses	47,361	23,274
Stock exchange listing fees	4,507	—
Investor relations expense	15,950	8,415
Other expenses	2,774	2,840
Total expenses before custodian fee credit	2,445,469	583,927
Custodian fee credit	(2,777)	(37)
Net expenses	2,442,692	583,890
Net investment income	13,322,886	1,613,966
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(211,863)	384,374
Futures contracts	620,891	(44,571)
Change in net unrealized appreciation (depreciation) of:
Investments	12,444,496	2,156,330
Futures contracts	(4,218,381)	(136,229)
Net realized and unrealized gain (loss)	8,635,143	2,359,904
Net increase (decrease) in net assets from operations	$21,958,029	$3,973,870

*  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Mortgage Opportunity Term Fund (JLS)		Mortgage Opportunity Term Fund 2 (JMT)
	Six Months Ended 6/30/10	For the period 11/25/09 (commencement of operations) through 12/31/09	For the period 2/24/10 (commencement of operations) through 6/30/10
Operations
Net investment income	$13,322,886	$330,225	$1,613,966
Net realized gain (loss) from:
Investments	(211,863)	—	384,374
Futures contracts	620,891	—	(44,571)
Net unrealized appreciation (depreciation) of:
Investments	12,444,496	(3,044,210)	2,156,330
Futures contracts	(4,218,381)	3,763,938	(136,229)
Net increase (decrease) in net assets from operations	21,958,029	1,049,953	3,973,870
Distributions to Shareholders
From net investment income	(13,645,449)	—	(1,604,603)
Decrease in net assets from distributions to shareholders	(13,645,449)	—	(1,604,603)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	19,060,000	357,375,000	114,360,000
Net proceeds from shares issued to shareholders due to reinvestment of distributions	715,103	—	—
Net increase (decrease) in net assets applicable to shares from capital share transactions	19,775,103	357,375,000	114,360,000
Net increase (decrease) in net assets	28,087,683	358,424,953	116,729,267
Net assets at the beginning of period	358,525,228	100,275	100,275
Net assets at the end of period	$386,612,911	$358,525,228	$116,829,542
Undistributed (Over-distribution of) net investment income at the end of period	$7,662	$330,225	$9,363

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

  For the Six Months Ended June 30, 2010 (Unaudited)

	Mortgage Opportunity Term Fund (JLS)	Mortgage Opportunity Term Fund 2 (JMT)*
Cash Flows from Operating Activities
Net Increase (Decrease) In Net Assets from Operations	$21,958,029	$3,973,870
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided (used in) operating activities:
Purchases of investments	(371,602,737)	(197,606,137)
Proceeds from sales and maturities of investments	346,383,977	99,504,094
Proceeds from (Purchase of) short-term investments, net	70,946,501	(29,833,152)
Amortization (Accretion) of premiums and discounts, net	(1,674,376)	(225,954)
(Increase) Decrease in deposits with brokers for open future contracts	1,332,700	(104,800)
(Increase) Decrease in receivable for interest	(68,347)	(476,121)
(Increase) Decrease in receivable for investments sold	—	(1,613,789)
(Increase) Decrease in receivable for paydowns	(87,645)	—
(Increase) Decrease in receivable for variation margin on futures contracts	504,883	(6,140)
(Increase) Decrease in other assets	(6,506)	—
Increase (Decrease) in payable due to broker	(258,988)	—
Increase (Decrease) in payable for investments purchased	(61,477,359)	15,436,712
Increase (Decrease) in accrued management fees	55,870	120,603
Increase (Decrease) in accrued other liabilities	52,571	220,252
Net realized (gain) loss from investments	211,863	(384,374)
Net realized (gain) loss from paydowns	(2,979,444)	(195,315)
Change in net unrealized (appreciation) depreciation of investments	(12,444,496)	(2,156,330)
Taxes paid on undistributed capital gains	(22,318)	—
Net cash provided by (used in) operating activities	(9,175,822)	(113,346,581)
Cash Flows from Financing Activities
Net cash activity from dollar rolls	304,828	139,219
Cash distributions paid to shareholders	(10,448,427)	(1,252,861)
Proceeds from sale of shares	19,100,000	114,600,000
Offering costs	(40,000)	(240,000)
Net cash provided by (used in) financing activities	8,916,401	113,246,358
Net Increase (Decrease) in Cash	(259,421)	(100,223)
Cash at the beginning of period	259,421	100,275
Cash at the End of Period	$—	$52

*  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $715,103 and $ - for Mortgage Opportunity Term Fund (JLS) and Mortgage Opportunity Term Fund 2 (JMT), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are Nuveen Mortgage Opportunity Term Fund (JLS) and Nuveen Mortgage Opportunity Term Fund 2 (JMT) (collectively,the "Funds"). The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as newly organized, non-diversified, closed-end management investment companies. It is anticipated that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) will terminate on November 30, 2019 and February 28, 2020, respectively. Upon termination, the Funds will distribute all of their net assets to shareholders of record as of the date of termination.

Prior to commencement of operations, the Funds had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Asset Management ("NAM" or the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the Funds' organizational expenses ($16,000 per Fund) and their reimbursement by NAM.

Each Fund's investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities ("MBS"). Each Fund seeks to achieve its investment objective by investing primarily in non-agency residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS"). Each Fund invests in MBS directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund," collectively, the "Feeder PPIP Funds"). Each Fund's Feeder PPIP Fund invests in a master fund (the "Master PPIP Fund" collectively, the "Master PPIP Funds") that have been organized to invest directly in MBS and other assets eligible for purchase under the Public-Private Investment Program ("PPIP") established by the U.S. Department of the Treasury (the "UST"). In the case of Mortgage Opportunity Term 2 (JMT), the Feeder PPIP Fund will have three limited partners, consisting of the Fund and two private offshore feeder funds that have already invested in the Feeder PPIP Fund. Each Fund may also invest up to 20% of its Managed Assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in other permitted investments, including cash and cash equivalents, UST securities, non-mortgage related asset-backed securities, inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including swaps based on a credit default swap index, such as the CMBX index) and other synthetic mortgage-related exposure, including equity investments in mortgage real estate investment trusts ("REITs"), as permitted by the 1940 Act. Wellington Management Company, LLP ("Wellington Management" or the "Subadviser") has day-to-day responsibility for managing each Fund's direct investments in MBS and other permitted investments. Wellington Management is also the investment adviser to the Feeder PPIP Funds and the Master PPIP Funds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States ("U.S. GAAP").

Public-Private Investment Program

On March 23, 2009, the UST, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve, announced the creation of PPIP. PPIP is designed to encourage the transfer of certain illiquid legacy real estate-related assets off the balance sheets of financial institutions, restarting the market for these assets and supporting the flow of credit and other capital into the broader economy. PPIP calls for the creation of public-private investment partnerships, such as the Master PPIP Funds, through which privately raised capital and the UST capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the UST). A significant portion of PPIP Eligible Assets are now rated below investment grade.

PPIP Investments

The Feeder PPIP Funds and Master PPIP Funds are Delaware limited partnerships, organized to provide qualified institutional investors with access to PPIP. Mortgage Opportunity Term (JLS) is a limited partner of its Feeder PPIP Fund (Onshore PPIP Fund) and Mortgage Opportunity Term 2 (JMT) is a limited partner of its Feeder PPIP Fund (Offshore PPIP Fund). Each Fund's interest in its respective Feeder PPIP Fund are substantially identical to those of the other investors in the Feeder PPIP Fund in all material respects, except the Funds are not subject to the management fee of the Feeder PPIP Funds. Investors in each Fund, however, pay

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

a management fee on each Fund's Managed Assets, which includes total assets attributable to each Fund's direct investments and its indirect investment in the leveraged Master PPIP Fund. The Feeder PPIP Funds invests all of its assets in the Master PPIP Funds. The Master PPIP Funds invest directly in a portfolio of PPIP Eligible Assets and borrows from the UST through a senior secured term loan facility. Neither of the Feeder PPIP Funds, nor the Master PPIP Funds, are registered with the Securities and Exchange Commission ("SEC") as an investment company under the 1940 Act, and neither Fund's interests are registered under the Securities Act of 1933, as amended. The Feeder PPIP Funds and Master PPIP Funds are expected to terminate on October 1, 2017, but may be continued with the prior written consent of the UST for up to two consecutive one-year periods.

On December 8, 2009 (the "Commitment Date" for Mortgage Opportunity Term (JLS)), Mortgage Opportunity Term's (JLS) subscription for an investment of $95,000,000 in the Onshore Feeder PPIP Fund was accepted, and on March 2, 2010 (the "Commitment Date" for Mortgage Opportunity Term 2 (JMT)) Mortgage Opportunity Term 2's (JMT) subscription for an investment of $33,000,000 in the Offshore Feeder PPIP Fund was accepted. As of June 30, 2010, an undrawn capital commitment to each Feeder PPIP Fund of $52,152,100 and 18,115,993 remained for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively. The Adviser has delegated management of assets that have been committed to, but not yet called by, the Feeder PPIP Funds to the Subadviser.

Each Fund, as an additional new investor in the Feeder PPIP Fund, paid to the Feeder PPIP Fund an interest equivalent on the Fund's pro rata share of previously called capital pursuant to the partnership agreement. This interest equivalent or "equalization" payment, which totaled $130,696 and $118,468 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, compensated prior investors for the use of their previously contributed capital and was recorded as a component of each Fund's cost in the Feeder PPIP Fund.

The partnership agreements of the Feeder PPIP Funds and the Master PPIP Funds, which govern each Fund's investment, treat each Fund as if it had made its investment at the inception of its Master PPIP Fund. This means that Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), as new investors, participated in losses of $217,735 and gains of $329,666, respectively, on their investment as of their respective Commitment Date, representing each Fund's pro rata share of its Master PPIP Fund's losses as of that date.

Each Feeder PPIP Fund generally may not withdraw from its Master PPIP Fund, and each Feeder PPIP Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Master PPIP Fund, in whole or in part, without the prior written consent of the UST. Similarly, each Fund generally may not withdraw from its Feeder PPIP Fund, and each Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in its Feeder PPIP Fund, in whole or in part, without written consent of the general partner of its Feeder PPIP Fund and its Master PPIP Fund. As a result, each Fund's investment in its Feeder PPIP Funds is considered illiquid.

Investment Valuation

In determining the value of each Fund's direct investments, securities and other assets for which market quotations are available are valued at market value. The prices of each Fund's direct investments (which consist primarily of MBS) are provided by pricing services approved by each Fund's Board of Trustees. These securities are generally classified as Level 2. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until

Nuveen Investments

maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Each Fund's investment in its Feeder PPIP Fund is valued by determining the Fund's pro rata ownership interest in the net assets of the Feeder PPIP Fund. On a daily basis, each Fund receives an indication of the net asset value of its Master PPIP Fund, which the Adviser uses along with other inputs to derive a value for the Fund's investment in the Feeder PPIP Fund. These securities are generally classified as Level 3.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2010, Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT) had outstanding when-issued/delayed delivery purchase commitments of $45,778,500 and $15,039,609, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends to shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Leverage

Each Fund intends to use leverage to enhance the total return potential of its overall investment strategy. Each Fund expects its indirect investment in the Master PPIP Fund will be leveraged by borrowings by the Master PPIP Fund under a credit agreement with the UST in an amount equal to approximately 50% of the Master PPIP Fund's total assets immediately after giving effect to the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

borrowing. Each Master PPIP Fund's borrowing is non-recourse to each Fund. Although each Master PPIP Fund's borrowing will not constitute an actual borrowing of each Fund for purposes of the 1940 Act, it will constitute effective leverage for each Fund. Each Fund may also employ leverage at the Fund level through borrowings from a qualified government sponsored program or from banks, the issuance of preferred shares, reverse repurchase agreements or other leverage financing. Each Fund intends to limit its combined effective leverage ratio (measured by the aggregate dollar amount of all leverage facilities, whether direct or indirect) to 33% of its Managed Assets. As of June 30, 2010, each Master PPIP Fund had drawn a portion of its available borrowings from the UST. The Funds did not employ the use of direct leverage during the period covered by this report.

Dollar Roll Transactions

Each Fund is authorized to enter into dollar roll transactions ("dollar rolls") in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolios of Investments as "MDR" for the Funds, when applicable. During the roll period, the Funds forego principal and interest paid on the mortgage-backed securities. Each Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and recognized as a component of "Investment Income" on the Statement of Operations. Dollar rolls are valued daily.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding during the six months ended June 30, 2010, was as follows:

Mortgage Mortgage	Opportunity Term (JLS)	Opportunity Term 2 (JMT)*
Average number of futures contracts outstanding	688	66

*  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements.

Nuveen Investments

Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Organizational and Offering Costs

NAM has agreed to reimburse all organizational expenses (approximately $16,000 for both Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT)) of the Funds and to pay all offering costs (other than the sales load) that exceed $.05 per share. Each Fund's share of offering costs of $790,000 and $240,000 for Mortgage Opportunity Term (JLS) and Mortgage Opportunity Term 2 (JMT), respectively, was recorded as a reduction of proceeds from the sale of shares.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Funds' investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of June 30, 2010:

Mortgage Opportunity Term (JLS)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$327,014,718	$—	$327,014,718
PPIP Limited Partnership	—	—	45,135,573	45,135,573
Short-Term Investments	61,099,072	—	—	61,099,072
Derivatives:
Futures Contracts*	(454,443)	—	—	(454,443)
Total	$60,644,629	$327,014,718	$45,135,573	$432,794,920

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Mortgage Opportunity Term 2 (JMT)	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities	$—	$85,226,377	$—	$85,226,377
PPIP Limited Partnership	—	—	15,698,420	15,698,420
Short-Term Investments	29,833,152	—	—	29,833,152
Derivatives:
Futures Contracts*	(136,229)	—	—	(136,229)
Total	$29,696,923	$85,226,377	$15,698,420	$130,621,720

*  Represents net unrealized appreciation (depreciation).

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

	Mortgage Opportunity Term (JLS) Level 3 PPIP Limited Partnership	Mortgage Opportunity Term 2 (JMT) Level 3 PPIP Limited Partnership
Balance at the beginning of period	$18,829,211	$—
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	2,499,937	695,945
Net purchases at cost (sales at proceeds)	23,806,425	15,002,475
Net discounts (premiums)	—	—
Net transfers in to (out of) at end of period fair value	—	—
Balance at the end of period	$45,135,573	$15,698,420

Mortgage Opportunity Term's (JLS) and Mortgage Opportunity Term 2's (JMT) "Change in net unrealized appreciation (depreciation) of investments" presented on the Statement of Operations includes $2,499,937 and $695,945, respectively, of net unrealized appreciation (depreciation) related to the PPIP Limited Partnership classified as Level 3 at period end.

3. Derivative Instruments and Hedging Activities

The Funds records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 — General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of June 30, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Mortgage Opportunity Term (JLS)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	—	$—	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$454,443

Nuveen Investments

Mortgage Opportunity Term 2 (JMT)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest Rate	Futures Contracts	—	$—	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$136,229

*  Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolios of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in unrealized appreciation (depreciation) recognized for the six months ended June 30, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Risk Exposure
Interest Rate	$620,891	$(44,571)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Risk Exposure
Interest Rate	$(4,218,381)	$(136,229)

*  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Mortgage Opportunity Term (JLS)		Mortgage Opportunity Term 2 (JMT)
	Six Months Ended 6/30/10	For the period 11/25/09 (commencement of operations) through 12/31/09	For the period 2/24/10 (commencement of operations) through 6/30/10
Shares: Sold	800,000	15,000,000	4,800,000
Issued to shareholders due to reinvestment of distributions	29,556	—	—
	829,556	15,000,000	4,800,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2010, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)*
Purchases:
Investment Securities and contributions to the PPIP Limited Partnership	$371,602,737	$197,606,137
U.S. Government and Agency Obligations	—	—
Sales and maturities:
Investment Securities and distributions to the PPIP Limited Partnership	346,383,977	99,504,094
U.S. Government and Agency Obligations	—	—

*  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

6. Income Tax Information

The following information is presented on an income tax basis based on the information currently available to the Funds. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of taxable income from the Feeder PPIP Funds investments, premium amortization, recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Mortgage Opportunity Term (JLS)	Mortgage Opportunity Term 2 (JMT)
Cost of investments	$423,849,160	$128,601,619
Gross unrealized:
Appreciation	13,690,155	3,012,235
Depreciation	(4,289,952)	(855,905)
Net unrealized appreciation (depreciation) of investments	$9,400,203	$2,156,330

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, Mortgage Opportunity Term's (JLS) last tax year end, were as follows:

Mortgage Opportunity Term (JLS)
Undistributed net ordinary income*	$2,074,909
Undistributed net long-term capital gains	2,258,363

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during Mortgage Opportunity Term's (JLS) last tax period November 25, 2009 (commencement of operations) through December 31, 2009, was designated for purposes of the dividends paid deduction as shown in the following table. During this period, Mortgage Opportunity Term (JLS) made no distributions to its shareholders.

Distributions from net ordinary income *	$—
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee is separated into two components – a fund-level fee, based only on the amount of assets within each Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets (1)	Fund-Level Fee Rate
For the first $125 million	.9500%
For the next $125 million	.9375
For the next $150 million	.9250
For Managed Assets over $400 million	.9125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level (2)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)  "Managed Assets" means the total assets of the Fund, minus the sum of its accrued liabilities (other than the Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to each Fund's use of effective leverage (whether or not those assets are reflected in the Fund's financial statements for the purposes of U.S. GAAP), such as, but not limited to, leverage at the Master PPIP Fund level attributable to each Fund's investment in the Feeder PPIP Fund.

(2)  The complex-level fee is based on the aggregate daily managed assets (as "managed assets" is defined in each Nuveen fund's investment management agreement with NAM, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen funds. As of June 30, 2010, the complex-level fee rate was .1857%.

Pursuant to an investment management agreement between each Fund and the Adviser, the Adviser receives 40% of each Fund's total annual management fee. The Adviser's portion of the management fee compensates the Adviser for overall investment advisory and administrative services provided to each Fund and general office facilities. Pursuant to an investment sub-advisory agreement between each Fund and the Subadvisor, the Subadvisor receives 60% of each Fund's total annual management fee. The Subadvisor's portion of the management fee compensates the Subadvisor for the investment advisory services it provides with respect to each Fund's direct investments in MBS and other permitted investments.

Each Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enable trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen funds.

At June 30, 2010, Nuveen owned 4,200 shares of each Fund.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Capital Contributions

During July 2010, Mortgage Opportunity Fund (JLS) and Mortgage Opportunity Fund 2 (JMT) each made a capital contribution to their respective PPIP Feeder Fund in the amounts of $19,000,000 and $6,600,000, respectively, leaving each Fund with an undrawn capital commitment to its PPIP Feeder Fund of $33,152,100 and $11,515,993, respectively, as of July 31, 2010.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2010 (b)	$23.89	$.84	$.55	$1.39	$(.86)	$—	$(.86)	$— **	$24.42	$23.79
2009 (c)	23.88	.02	.04	0.06	—	—	—	(.05)	23.89	25.00
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2010 (d)	23.88	.34	.48	.82	(.33)	—	(.33)	(.05)	24.32	23.25

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets(e)
		Based on Market Value(f)	Based on Net Asset Value(f)	Ending Net Assets (000)	Expenses		Net Investment Income		Portfolio Turnover Rate
Mortgage Opportunity Term Fund (JLS)
Year ended 12/31:
2010	(b)	(1.41)%	5.87%	$386,613	1.28	%*	6.97	%*	84%
2009	(c)	.00	.06	358,525	1.21	*	.96	*	0
Mortgage Opportunity Term Fund 2 (JMT)
Year ended 12/31:
2010	(d)	(5.67)	3.31	116,830	1.46	*	4.03	*	73

(a)  Per share Net Investment Income is calculated using the average daily shares method.

(b)  For the six months ended June 30, 2010.

(c)  For the period November 25, 2009 (commencement of operations) through December 31, 2009.

(d)  For the period February 24, 2010 (commencement of operations) through June 30, 2010.

(f)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(e)  Ratios do not reflect the effect of custodian fee credit earned on the Fund's net cash on deposit with the custodian bank, where applicable.

*  Annualized.

**  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Annual Investment Management
Agreement Approval Process

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Nuveen Mortgage Opportunity Term Fund 2 (the "Fund") is responsible for approving advisory arrangements for the Fund and, at a meeting held on January 19, 2010 (the "Meeting"), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or "interested persons" of any parties (the "Independent Board Members"), approved the investment management agreement (the "Investment Management Agreement") between the Fund and Nuveen Asset Management ("NAM") and the investment sub-advisory agreement (the "Sub-Advisory Agreement") between NAM and Wellington Management Company, LLP (the "Sub-Adviser"), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a "Fund Adviser." The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an "Advisory Agreement."

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•  the nature, extent and quality of services expected to be provided by the Fund Adviser;

•  the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•  the expertise and background of the Fund Adviser with respect to the Fund's investment strategy;

•  certain performance-related information (as described below);

•  the profitability of Nuveen Investments, Inc. ("Nuveen") (which incorporated Nuveen's wholly-owned affiliated sub-advisers during the relevant period);

•  the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•  the expected expenses of the Fund, including comparisons of the Fund's expected expense ratio with the expense ratios of comparable funds; and

•  the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940 (the "1940 Act"), the general principles of state law in reviewing and approving

Nuveen Investments

advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser's fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser's services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser's organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser's organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser's investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. The Board Members, however, recognized the Sub-Adviser's experience in the mortgage-backed securities market and its selection by the U.S. Treasury ("UST") as an eligible manager to establish certain public-private investment funds pursuant to the UST's Public-Private Investment Program (the "PPIP") described in further detail below. The Sub-Adviser also serves as investment adviser to the Feeder PPIP Fund and Master PPIP Fund (each, as defined below), and an affiliate of the Sub-Adviser serves as general partner to the Feeder PPIP Fund and Master PPIP Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser's performance record on other Nuveen funds. The Independent Board Members also were provided with certain cash flow projections, including projections relating to income distribution and excess cash flow for an eight-year period based on certain assumptions and projected returns.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund's proposed management fee structure, its proposed sub-advisory fee arrangement, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. In reviewing the comparative information for the Fund, the Independent Board Members recognized that there were no non-Nuveen funds that are directly comparable to the Fund given the unique nature of the PPIP and the Fund's novel structure. In this regard, the Independent Board Members noted the unique structure of the Fund, which, similar to the Nuveen Mortgage Opportunity Term Fund (JLS), is expected to invest in mortgage-backed securities ("MBS") directly, and indirectly through a separate investment as a limited partner in a private feeder fund (the "Feeder PPIP Fund"). The Feeder PPIP Fund intends to invest alongside the UST in a master fund that has been organized to invest directly in MBS and other assets eligible for purchase under the PPIP (the "Master PPIP Fund"). The Independent Board Members considered that the Fund's total management fee reflected the fact that, among other things, although the Fund will be investing in income investments, the portfolio strategy will have an

Nuveen Investments

equity-like component given the distressed nature of the assets. The Fund also has been structured with a limited term.

In addition to the foregoing, the Fund's management fees will be applied to its total managed assets, which are the Fund's total assets invested both directly and indirectly through the Feeder PPIP Fund, including leverage proceeds at both the Master PPIP Fund level attributable to the Fund's investment in the Feeder PPIP and the Fund level. Accordingly, the Independent Board Members recognized that because a decision to increase the Fund's leverage would have the effect of increasing managed assets and, therefore, NAM's and the Sub-Adviser's management fees, NAM may have an incentive to effect, and the Sub-Adviser may have an incentive to recommend, an increase in the Fund's use of leverage; however, the Independent Board Members considered that NAM, in consultation with the Sub-Adviser, would seek to manage that incentive by only increasing the Fund's use of leverage when it determines that such increase is consistent with the Fund's investment objective, and by periodically reviewing the Fund's performance and use of leverage with the Board. In addition, the Independent Board Members recognized that all management fees paid to NAM and the Sub-Adviser will be charged at the Fund level, and that the Sub-Adviser would not charge a fee on any assets attributable to the Fund's investment in the Feeder PPIP Fund or indirect investment in the Master PPIP Fund.

The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products,

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other clients (such as retail and/or institutional managed accounts) as applicable. More specifically, the Independent Board Members considered that fees paid by the Fund's investors were expected to be less than the fees paid by the Sub-Adviser's institutional PPIP investors.

3. Profitability of Nuveen

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers during the relevant period) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also were provided with the Form 10-Q filed by Nuveen on November 12, 2009 and the Form 8-K filed by Nuveen on January 12, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the

Nuveen Investments

Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund's shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential "fall out" or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other

Nuveen Investments

Annual Investment Management Agreement
Approval Process (continued)

clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members noted that while the Sub-Adviser does have some soft dollar arrangements with respect to some of its agency trades, trades on fixed income securities would be done on a principal basis and generally would not generate soft dollar credits. The Independent Board Members noted that the Sub-Adviser's profitability may be lower if it were required to pay for research that is subject to soft dollar arrangements with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager

Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
JLS	—
JMT	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

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ESA-K-0610D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Mortgage Opportunity Term Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2010